UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2005

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure.

MarkWest Energy Partners, L.P. (the “Partnership”) is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of textual information from a slide show presentation given at the JP Morgan High Yield Investor Conference on January 31, 2005.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The Partnership does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Partnership’s expectations or change in events, conditions, or circumstances on which any forward-looking statement is based.

The information included with this Report includes graphic images or slides used in the presentation.  These slides are available for viewing at our website www.markwest.com, although we reserve the right to discontinue that availability at any time.

The information in this Report includes references to “EBITDA.”  EBITDA means earnings before interest expense, income taxes, depreciation and amortization.  We present EBITDA because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities.  Management believes that the presentation of EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations, including the ability to fund capital expenditures, service debt and pay distributions.  Additionally, management believes that EBITDA provides additional and useful information to our investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures.  However, EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States.

ITEM 9.01. Financial Statements and Exhibits

(C)        Exhibits.

Exhibit No.	Description of Exhibit

99.1	Slide show presented at the JP Morgan High Yield Investor Conference on January 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: February 4, 2005	By:	/s/ JAMES G. IVEY
James G. Ivey
Chief Financial Officer